                                                                    EXHIBIT 10.1

                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FOURTH AMENDMENT to Credit Agreement (this "Amendment") dated as of November 12, 2004 is by and among Ardent Health Services, Inc., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders party hereto and Citicorp North America, Inc., as Administrative Agent (in such capacity, "CNAI" or the "Administrative Agent") on behalf of itself and the Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

                               W I T N E S S E T H

         WHEREAS, a credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of August 19, 2003 among the Borrower, the Guarantors, the Lenders and CNAI (as successor to Bank One, NA), as Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 2003, that certain Second Amendment to Credit Agreement dated as of July 12, 2004 and that certain Third Amendment to Credit Agreement dated as of August 12, 2004 (as further amended, modified and supplemented from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested the Required Lenders to amend the Credit Agreement as set forth herein; and

         WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments. The Credit Agreement is amended in the following respects:

                  (a) The following definition is hereby added to Section 1.01 in the appropriate alphabetical order and shall read as follows:

                           "Fourth Amendment Effective Date" means November 12,
                  2004.

                  (b) The last sentence in the definition of "Consolidated EBITDA" in Section 1.01 is hereby amended to read as follows:

                           Notwithstanding anything to the contrary in this
                  Agreement, for purposes of calculating the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Senior Leverage Ratio as of the end of the fiscal quarters ending September 30, 2004, December 31, 2004 and March 31, 2005, Consolidated EBITDA for the twelve month period ending as of the applicable fiscal quarter shall be an amount for such period as agreed to by the Parent and the Required Lenders.

                  (c) A new proviso is hereby added immediately prior to the period (".") now appearing at the end of Section 7.01(b)(i) to read as follows:

                  ; provided that, notwithstanding the foregoing, with respect to the fiscal quarter ended September 30, 2004 only, the Loan Parties shall have until January 14, 2005 to deliver to the Administrative Agent and the Lenders all the financial statements required by Section 7.01(b)(i) as of the end of the fiscal quarter ended September 30, 2004

                  (d) A new proviso is hereby added immediately prior to the period (".") now appearing at the end of Section 7.01(b)(ii) to read as follows:

                  ; provided that, notwithstanding the foregoing, with respect to the fiscal quarter ended September 30, 2004 only, the Loan Parties shall have until January 14, 2005 to deliver to the Administrative Agent and the Lenders all the financial statements required by Section 7.01(b)(ii) as of the end of the fiscal quarter ended September 30, 2004

                  (e) A new subsection (d) is hereby added to the end of Section
         7.01 to read as follows:

                           (d) Restated Financial Statements.

                                    In the event that the Loan Parties shall be
                           required, or shall elect at the advice of their independent auditor, to restate any financial statements of the Parent and its Subsidiaries delivered prior to the Fourth Amendment Effective Date pursuant to this Agreement upon the completion of the Loan Parties' internal review of accounting practices at Lovelace conducted and concluded prior to January 14, 2005, no breach of this Agreement prior to the Fourth Amendment Effective Date due to the failure to timely deliver the financial statements that are subject to such restatement under this Section 7.01(d) or due to the inaccuracy of any representation delivered or deemed delivered pursuant to Section 6.05(a), (b), (d) or (e) or Section 6.15 due to the inaccuracy of previously delivered financial statements shall be deemed to have occurred or resulted therefrom unless and until the Loan Parties shall fail to deliver any such restated financial statements in accordance with the terms hereof (together with restated and duly completed Compliance Certificate(s) in respect thereof in accordance with the terms hereof reflecting compliance for all applicable periods with all financial covenants set forth in Section 8.11) to the Administrative Agent and the Lenders on or prior to January 14, 2005.

                  (f) A new proviso is hereby added immediately prior to the period (".") now appearing at the end of the first sentence of Section
         7.08 to read as follows:

                  ; provided that, notwithstanding the foregoing, the Loan Parties' failure to file within the time periods specified in the SEC's rules and regulations the financial statements of the Parent and its Subsidiaries for the fiscal quarter ended September 30, 2004 shall not constitute a breach of this
                  Section 7.08 unless and until the Loan Parties shall fail to file such financial statements with the SEC on or before January 14, 2005.

         2. Acknowledgement. The parties hereto acknowledge and agree that no new Loans will be made, nor will new Letters of Credit be issued, under and pursuant to the terms of the Credit Agreement on or before January 14, 2005.

         3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

         4. Miscellaneous.

                  (a) The Credit Agreement, as amended hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents shall remain in full force and effect according to their terms.

                  (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guaranty shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guaranty, such Guaranty now applies to the Credit Agreement as amended by this Amendment.

                  (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                           (i) Each Loan Party has taken all necessary action to
                  authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and
                  delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order
                  of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those that have already been obtained and are in full force and effect as of the date hereof.

                  (d) The Loan Parties represent and warrant to the Lenders that no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (e) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

                  (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.



BORROWER:                  ARDENT HEALTH SERVICES, INC.,
                           a Delaware corporation

                           By:  /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Executive Vice President

GUARANTORS:                ARDENT HEALTH SERVICES LLC,
                           a Delaware limited liability company

                           By:  /s/  R. Dirk Allison
                              -----------------------------------------
                           Name: R. Dirk Allison
                           Title: Executive Vice President and Chief
                                  Financial Officer

                           AHS ALBUQUERQUE HOLDINGS, LLC,
                           a New Mexico limited liability company
                           AHS CUMBERLAND HOSPITAL, LLC,
                           a Virginia limited liability company
                           AHS KENTUCKY HOLDINGS, INC.,
                           a Delaware corporation
                           AHS KENTUCKY HOSPITALS, INC.,
                           a Delaware corporation
                           AHS LOUISIANA HOLDINGS, INC.,
                           a Delaware corporation
                           AHS LOUISIANA HOSPITALS, INC.,
                           a Delaware corporation
                           AHS MANAGEMENT COMPANY, INC.,
                           a Tennessee corporation
                           AHS NEW MEXICO HOLDINGS, INC.,
                           a New Mexico corporation
                           AHS SAMARITAN HOSPITAL, LLC,
                           a Kentucky limited liability company
                           AHS S.E.D. MEDICAL LABORATORIES, INC.,
                           a New Mexico corporation
                           AHS SUMMIT HOSPITAL, LLC,
                           a Delaware limited liability company
                           ARDENT MEDICAL SERVICES, INC.,
                           a Delaware corporation
                           BEHAVIORAL HEALTHCARE CORPORATION,
                           a Delaware corporation

                           By:  /s/  R. Dirk Allison
                              -----------------------------------------
                           Name: R. Dirk Allison
                           Title: Senior Vice President of each of the
                                  foregoing Guarantors



                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                           BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC, a Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC, a Delaware limited liability company
                           BHC MEADOWS PARTNER, INC.,
                           a Delaware corporation
                           BHC MONTEVISTA HOSPITAL, INC.,
                           a Nevada corporation
                           BHC OF INDIANA, GENERAL PARTNERSHIP,
                           a Tennessee general partnership
                           BHC ALHAMBRA HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC BELMONT PINES HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC CEDAR VISTA HOSPITAL, INC.,
                           a California corporation
                           BHC COLUMBUS HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC FAIRFAX HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC FOX RUN HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC FREMONT HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC GULF COAST MANAGEMENT GROUP, INC.,
                           a Tennessee corporation
                           BHC HEALTH SERVICES OF NEVADA, INC.,
                           a Nevada corporation
                           BHC HERITAGE OAKS HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC HOSPITAL HOLDINGS, INC.,
                           a Delaware corporation
                           BHC INTERMOUNTAIN HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC LEBANON HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC MANAGEMENT HOLDINGS, INC.,
                           a Delaware corporation
                           BHC MANAGEMENT SERVICES, LLC,
                           a Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF INDIANA, LLC, a Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF KENTUCKY, LLC, a Delaware limited liability company

                           By:    /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Senior Vice President of each of the
                                  foregoing Guarantors


                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                           BHC OF NORTHERN INDIANA, INC.,
                           a Tennessee corporation
                           BHC PHYSICIAN SERVICES OF KENTUCKY, LLC, a Delaware limited liability company
                           BHC PINNACLE POINTE HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC PROPERTIES, INC.,
                           a Tennessee corporation
                           BHC SIERRA VISTA HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC STREAMWOOD HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC WINDSOR HOSPITAL, INC.,
                           an Ohio corporation
                           COLUMBUS HOSPITAL, LLC,
                           a Delaware limited liability company
                           INDIANA PSYCHIATRIC INSTITUTES, INC.,
                           a Delaware corporation
                           LEBANON HOSPITAL, LLC,
                           a Delaware limited liability company
                           MESILLA VALLEY GENERAL PARTNERSHIP,
                           a New Mexico general partnership
                           MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., a New Mexico corporation
                           NORTHERN INDIANA HOSPITAL, LLC,
                           a Delaware limited liability company
                           VALLE VISTA, LLC,
                           a Delaware limited liability company
                           WILLOW SPRINGS, LLC,
                           a Delaware limited liability company
                           AHS RESEARCH AND REVIEW, LLC,
                           a New Mexico limited liability company
                           BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC, a Delaware limited liability company

                           By:    /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Senior Vice President of each of the
                                  foregoing Guarantors




                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                           AHS ACADEMIC HEALTH CENTER, LLC., a Delaware limited liability company
                           AHS BRISTOW HOSPITAL, LLC, a Delaware limited liability company
                           AHS CLEVELAND HOSPITAL, LLC, a Delaware limited liability company
                           AHS CUSHING HOSPITAL, LLC, a Delaware limited liability company
                           AHS EASTERN OKLAHOMA MEDICAL CENTER, LLC, a
                           Delaware limited liability company
                           AHS HENRYETTA HOSPITAL, LLC, a Delaware limited liability company
                           AHS HILLCREST MEDICAL CENTER, LLC, a Delaware limited liability company
                           AHS HILLCREST SPECIALTY HOSPITAL, LLC, a Delaware limited liability company
                           AHS MANAGEMENT SERVICES OF OKLAHOMA, LLC, a
                           Delaware limited liability company
                           AHS OKLAHOMA HEALTH SYSTEM, LLP, a Delaware limited liability partnership
                           AHS OKLAHOMA HOLDINGS, INC., a Delaware corporation AHS OKLAHOMA HOSPITALS, INC., a Delaware corporation AHS OKLAHOMA PHYSICIAN GROUP, LLC, a
                           Delaware limited liability company
                           AHS PAWNEE HOSPITAL, LLC, a Delaware limited liability company
                           AHS RIVERSIDE PHO, LLC, a Delaware limited liability company
                           AHS TULSA HOLDINGS, LLC, a Delaware limited liability company
                           AHS TULSA REGIONAL MEDICAL CENTER, LLC, a
                           Delaware limited liability company
                           AHS WAGONER HOSPITAL, LLC, a Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF LOUISIANA, LLC, a
                           Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF TULSA, LLC, a
                           Delaware limited liability company

                           By:  /s/ R. Dirk Allison
                              -----------------------------------------
                           Name: R. Dirk Allison
                           Title: Senior Vice President



                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                           BLOOMINGTON MEADOWS, G.P., a
                           Delaware general partnership

                           By:  BHC of Indiana, General Partnership,
                                its partner

                                By:  BHC Valle Vista Hospital, Inc., as
                                     a partner

                                     By: /s/ R. Dirk Allison
                                        ---------------------------------------
                                     Name: R. Dirk Allison
                                          -------------------------------------
                                     Title: Senior Vice President
                                           ------------------------------------

                                By:  Indiana Psychiatric Institutes, Inc.,
                                     its partner


                                     By: /s/ R. Dirk Allison
                                        ---------------------------------------
                                     Name: R. Dirk Allison
                                          -------------------------------------
                                     Title: Senior Vice President
                                           ------------------------------------







                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:
                                   CITICORP NORTH AMERICA, INC.,
                                   as Administrative Agent and Swing Line Lender


                                   By: /s/ Allen Fisher
                                      -----------------------------------------
                                   Name: Allen Fisher
                                   Title: Vice President


L/C ISSUERS:                       BANK ONE, NA,
                                   as an L/C Issuer


                                   By: /s/ Timothy K. Boyle FVP
                                      -----------------------------------------
                                   Name: Timothy K. Boyle
                                   Title: First Vice President


                                   CITIBANK N.A.,
                                   as an L/C Issuer

                                   By: /s/ Allen Fisher
                                      -----------------------------------------
                                   Name: Allen Fisher
                                   Title: Vice President


                                   BANK OF OKLAHOMA, N.A.,
                                   as an L/C Issuer

                                   By: /s/ Brad A. Vincent
                                      -----------------------------------------
                                   Name: Brad A. Vincent
                                   Title: SVP







                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:                            CITICORP NORTH AMERICA, INC.


                                    By: /s/ Allen Fisher
                                       -----------------------------------------
                                    Name: Allen Fisher
                                    Title: Vice President


                                    BANK ONE, NA


                                    By: /s/ Timothy K. Boyle FVP
                                       -----------------------------------------
                                    Name: Timothy K. Boyle
                                    Title: First Vice President


                                    BANK OF AMERICA, N.A.


                                    By: /s/ Gabriela Millhorn
                                       -----------------------------------------
                                    Name: Gabriela Millhorn
                                    Title: Principal


                                    BANK OF OKLAHOMA, N.A.


                                    By: /s/ Brad A. Vincent
                                       -----------------------------------------
                                    Name: Brad A. Vincent
                                    Title: SVP


                                    FIFTH THIRD BANK


                                    By: /s/ Sandy Hamrick
                                       -----------------------------------------
                                    Name: Sandy Hamrick
                                    Title: Vice President


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By: /s/ Jeffrey P. Hoffman
                                       -----------------------------------------
                                    Name: Jeffrey P. Hoffman
                                    Title: Its Duly Authorized Signatory


                                    OLD NATIONAL BANK


                                    By: /s/ Darrin McCauley
                                       -----------------------------------------
                                    Name: Darrin McCauley
                                    Title: Senior Vice President





                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   WELLS FARGO BANK N.A.


                                   By: /s/ Michael Rogholt
                                      -----------------------------------------
                                   Name: Michael Rogholt
                                   Title: Vice President


                                   UBS AG, CAYMAN ISLANDS BRANCH


                                   By: /s/ Wilfred V. Saint
                                      -----------------------------------------
                                   Name: Wilfred V. Saint
                                   Title: Director
                                          Banking Products Services, US


                                   By: /s/ Joselin Fernandes
                                      -----------------------------------------
                                   Name: Joselin Fernandes
                                   Title: Associate Director
                                          Banking Products Services, US


                                   UBS AG, Stamford Branch


                                   By: /s/ Wilfred V. Saint
                                      -----------------------------------------
                                   Name:  Wilfred V. Saint
                                   Title: Director
                                          Banking Products
                                          Services, US


                                   By: /s/ Joselin Fernandes
                                      -----------------------------------------
                                   Name:  Joselin Fernandes
                                   Title: Associate Director
                                          Banking Products
                                          Services, US




                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                      FORTRESS PORTFOLIO TRUST, as Lender
                                      By: Four Corners Capital Management LLC
                                          As Collateral Manager



                                      By: /s/  Adam Brown
                                          ---------------------------------
                                      Name:    ADAM BROWN
                                      Title:   Vice President



                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                      MACQUARIE/FIRST TRUST GLOBAL
                                      INFRASTRUCTURE/UTILITIES DIVIDEND
                                      & INCOME FUND, as Lender

                                      By: Four Corners Capital Management LLC
                                          As Collateral Manager



                                      By: /s/  Adam Brown
                                          ---------------------------------
                                      Name:    ADAM BROWN
                                      Title:   Vice President



                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    FIRST TRUST/FOUR CORNERS SENIOR
                                    FLOATING RATE INCOME FUND II, as Lender
                                    By: Four Corners Capital Management LLC
                                        As Collateral Manager

                                    By:    /s/ Adam Brown
                                        -----------------------------------
                                    Name:  ADAM BROWN
                                    Title: Vice President










                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   LCM I LIMITED PARTNERSHIP

                                   By:   Lyon Capital Management LLC,
                                         As Collateral Manager


                                   By: /s/ Alexander B. Kenna
                                      -----------------------------------------
                                   Name: Alexander B. Kenna
                                   Title: Portfolio Manager









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   LCM II LIMITED PARTNERSHIP

                                   By:   Lyon Capital Management LLC,
                                         As Attorney-In-Fact


                                   By: /s/ Alexander B. Kenna
                                      -----------------------------------------
                                   Name: Alexander B. Kenna
                                   Title: Portfolio Manager









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    STANFIELD ARBITRAGE CDO, LTD.
                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                    By:    /s/ Christopher E. Jansen
                                        -----------------------------------
                                    Name:  Christopher E. Jansen
                                    Title: Managing Partner










                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    STANFIELD MODENA CLO, LTD.
                                    By: Stanfield Capital Partners LLC
                                        as its Asset Manager

                                    By:    /s/ Christopher E. Jansen
                                        -----------------------------------
                                    Name:  Christopher E. Jansen
                                    Title: Managing Partner










                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    EAGLE LOAN TRUST
                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                    By:    /s/ Christopher E. Jansen
                                        -----------------------------------
                                    Name:  Christopher E. Jansen
                                    Title: Managing Partner










                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                    By:    /s/ Christopher E. Jansen
                                        -----------------------------------
                                    Name:  Christopher E. Jansen
                                    Title: Managing Partner










                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                 Centurion CDO II, Ltd.
                                 By: American Express Asset Management
                                 Group, Inc. as Collateral Manager



                                 By: /s/ Vincent P. Pham
                                     ------------------------
                                 Name:  Vincent P. Pham
                                 Title: Director - Operations







                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                 Centurion CDO VI, Ltd.
                                 By: American Express Asset Management
                                 Group as Collateral Manager



                                 By: /s/ Vincent P. Pham
                                     ------------------------
                                 Name:  Vincent P. Pham
                                 Title: Director - Operations







                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                 Centurion CDO VII, Ltd.
                                 By: American Express Asset Management
                                 Group, Inc. as Collateral Manager



                                 By: /s/ Vincent P. Pham
                                     ------------------------
                                 Name:  Vincent P. Pham
                                 Title: Director - Operations









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                          Western Asset
                                          Floating Rate High Income Fund




                                          By: /s/ [Illegible]
                                              -------------------------
                                          Name:
                                          Title:







                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                       PPM MONARCH BAY FUNDING LLC



                                       By: /s/ Diana M. Himes
                                           ---------------------------
                                       Name:  Diana M. Himes
                                       Title: Assistant Vice President











                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                       RIVIERA FUNDING LLC



                                       By: /s/ Diana M. Himes
                                           ---------------------------
                                       Name:  Diana M. Himes
                                       Title: Assistant Vice President











                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                       SEMINOLE FUNDING LLC



                                       By: /s/ Diana M. Himes
                                           ---------------------------
                                       Name:  Diana M. Himes
                                       Title: Assistant Vice President











                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   ACCESS INSTITUTIONAL LOAN FUND
                                   By:   Deerfield Capital Management LLC
                                         as its Portfolio Manager


                                   By: /s/ Dale Burrow
                                      -----------------------------------------
                                   Name: Dale Burrow
                                   Title: Senior Vice President









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   BRYN MAWR CLO, Ltd.
                                   By:   Deerfield Capital Management LLC
                                         as its Collateral Manager


                                   By: /s/ Dale Burrow
                                      -----------------------------------------
                                   Name: Dale Burrow
                                   Title: Senior Vice President









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   FOREST CREEK CLO, Ltd.
                                   By:   Deerfield Capital Management LLC
                                         as its Collateral Manager


                                   By: /s/ Dale Burrow
                                      -----------------------------------------
                                   Name: Dale Burrow
                                   Title: Senior Vice President









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   LONG GROVE CLO, LIMITED
                                   By:   Deerfield Capital Management LLC
                                         as its Collateral Manager


                                   By: /s/ Dale Burrow
                                      -----------------------------------------
                                   Name: Dale Burrow
                                   Title: Senior Vice President









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                   ROSEMONT CLO, Ltd.
                                   By:   Deerfield Capital Management LLC
                                         as its Collateral Manager


                                   By: /s/ Dale Burrow
                                      -----------------------------------------
                                   Name: Dale Burrow
                                   Title: Senior Vice President









                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                  MARKET SQUARE CLO, Ltd.
                  By: Deerfield Capital Management LLC as its Collateral Manager



                  By: /s/ Dale Burrow
                     -----------------------------------
                  Name: Dale Burrow
                  Title: Senior Vice President



                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    BIRCHWOOD FUNDING LLC


                                    By:    /s/ Diana M. Himes
                                        -----------------------------------
                                    Name:  Diana M. Himes
                                    Title: Assistant Vice President










                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    MUIRFIELD TRADING LLC


                                    By:    /s/ Diana M. Himes
                                        -----------------------------------
                                    Name:  Diana M. Himes
                                    Title: Assistant Vice President










                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    FOOTHILL INCOME TRUST, L.P.
                                    By FIT GP, LLC, its General Partner

                                    By:    /s/ M.E. Stevens
                                        -----------------------------------
                                    Name:  M.E. Stevens
                                    Title: Managing Member









                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                          Franklin Floating Rate Trust



                                          By: /s/ Richard Hsu
                                             --------------------------------
                                          Name:  Richard Hsu
                                          Title: Vice President




                                                   ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    FRANKLIN FLOATING RATE MASTER SERIES

                                    By:    /s/ Richard Hsu
                                        -----------------------------------
                                    Name:  Richard Hsu
                                    Title: Vice President









                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                    By:    /s/ Richard Hsu
                                        -----------------------------------
                                    Name:  Richard Hsu
                                    Title: Vice President









                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    FRANKLIN CLO I, LIMITED

                                    By:    /s/ David Ardini
                                        -----------------------------------
                                    Name:  David Ardini
                                    Title: Vice President









                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    FRANKLIN CLO III, LIMITED

                                    By:    /s/ David Ardini
                                        -----------------------------------
                                    Name:  David Ardini
                                    Title: Vice President









                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                                    FRANKLIN CLO IV, LIMITED

                                    By:    /s/ David Ardini
                                        -----------------------------------
                                    Name:  David Ardini
                                    Title: Vice President









                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                              Venture IV CDO, Limited

                              By its investment advisor MJX Asset Management LLC


                              /s/ Kenneth Ostmann
                              -----------------------------------
                              Name: Kenneth Ostmann
                              Title: Director



                                                    ARDENT HEALTH SERVICES, INC.
                                            FOURTH AMENDMENT TO CREDIT AGREEMENT